UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2026

FORUM MARKETS, INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd., Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

(650) 507-0669
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FRMM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 8, 2026, Forum Markets, Incorporated (formerly ETHZilla Corporation, which was formerly 180 Life Sciences Corp.) (“Forum”) issued a press release announcing its participation in an arrangement to deploy capital into short-term bridge loans financing the acquisition and deployment of NVIDIA AI chips — the graphics processing units (GPUs) that power modern AI data centers. Forum has partnered with a third-party AI infrastructure bridge credit originator that establishes a framework for the originator to present to Forum, on a deal-by-deal basis, short-duration bridge financing opportunities. Any transaction presented under the arrangement would be subject to the negotiation and execution of definitive agreements and Forum is not obligated to participate in any transaction. When Forum does invest, a loan origination partner handles all aspects of managing the loan from origination through repayment on Forum’s behalf. The arrangement is intended to target annualized returns in the mid-teens with repayment anticipated upon funding of such term take-out.

The first transaction contemplated under the arrangement is expected to be an AI chip infrastructure loan to a U.S.-based neocloud operator. Forum expects to commit a minimum of $25 million—and up to $50 million at its election—at an annualized rate of return in the mid-teens.

The yield generated through Forum’s participation in the AI chip infrastructure bridge lending arrangement is expected to enhance the overall return profile of Forum’s tokenized product pipeline.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expected benefits of the GPU infrastructure bridge financing arrangement, expectations with respect to future performance including expected yield on committed transactions, Forum’s ability to tokenize its investment positions, and growth of Forum. Forward-looking statements are subject to numerous risks and uncertainties, many of which are beyond Forum’s control, and actual results may differ materially. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “targets,” “scheduled,” “anticipates,” “soon,” “goal,” “intends,” or similar expressions. Forward-looking statements are not guarantees of future performance, and involve risks, uncertainties and assumptions that may cause our actual results to differ materially from the expectations that we describe in our forward-looking statements.

Applicable risks and uncertainties include, among others, the performance of GPU infrastructure financed under arrangements with the Company’s third-party origination partner and the ability of the takeout lender to fulfill its pre-committed takeout obligations; the risk that anticipated yield on bridge financing transactions is not realized; the risk that Forum is unable to tokenize its investment positions as anticipated; Forum’s ability to achieve profitable operations; risks relating to Forum’s recent acquisitions; expectations regarding the capitalization, resources and ownership structure of Forum; the digital assets held by Forum; fluctuations in the market price of ETH; government regulation of cryptocurrencies; changes in securities laws or regulations; changes in business, market, financial, political and regulatory conditions; and other risks identified under the heading “Risk Factors” in Forum’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as well as other information Forum has filed or may file with the U.S. Securities and Exchange Commission (the “SEC”). Readers are encouraged to read Forum’s filings with the SEC, available at www.sec.gov. The forward-looking statements in this Current Report on Form 8-K speak only as of the date of this document, and Forum undertakes no obligation to update any forward-looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Press Release, dated April 8, 2026, announcing participation in AI chip infrastructure financing.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MARKETS, INCORPORATED

Date: April 8, 2026	By:	/s/ McAndrew Rudisill
	Name:	McAndrew Rudisill
	Title:	Chief Executive Officer

2